UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 21, 2022

PMV Consumer Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39534	84-5174573
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

249 Royal Palm Way, Suite 503
Palm Beach, FL	33480
(Address of principal executive offices)	(Zip Code)

(561) 318-3766
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable Warrant	PMVC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	PMVC	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	PMVC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 21, 2022, the Company filed an Amended and Restated Certificate of Incorporation with the State of Delaware, a copy of which is annexed hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 21, 2022, PMV Consumer Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved amendments to the Company’s current certificate of incorporation (referred to herein as the charter), as described below (collectively, the “Charter Proposals”).

The final voting results for the Charter Proposals were as follows:

a.	Extension Amendment – to extend the date by which the Company has to consummate a business combination for one year, from September 21, 2022 to September 21, 2023, conditioned on the deposit of 200,000 shares of Class B common stock (to be converted into Class C common stock) into the Company’s IPO Trust account.

FOR	AGAINST	ABSTAIN
16,941,320	861,650	0

b.	Authorized Stock Amendment – to increase authorized stock from 86,000,000 to 120,000,000 shares, of which 100,000,000 shall be shares of common stock, consisting of 45,000,000 shares of Class A common stock, 10,000,000 shares of Class B common stock, 25,000,000 shares of Class C common stock and 20,000,000 shares of special common stock, and 20,000,000 shall be shares of preferred stock.

FOR	AGAINST	ABSTAIN
14,266,141	2,911,829	625,000

c.	Special Common Stock Amendment – to permit the Company’s board of directors to create special common stock in one or more series and to fix for each series the voting powers, designations, preferences, rights, qualifications, limitations and restrictions thereof.

FOR	AGAINST	ABSTAIN
14,266,151	2,911,819	625,000

d.	Class A Common Stock Amendment – to provide for (i) the right of a holder of Class A common stock to convert into Class C common stock on a one-for-one basis, (ii) the right of the Company to redeem Class A common stock in exchange for a pro rata share of the net cash (and not stock) held in the Company’s IPO trust account, unless the holder elects to receive Class C common stock issued on a one-for-one basis, plus a pro rata share of any stock held in the trust account, and (iii) upon such redemption the extinguishment of the legal force and effect of the business combination and trust account provisions contained in paragraphs A through I of Article Sixth of the charter.

FOR	AGAINST	ABSTAIN
14,276,182	2,816,001	710,787

e.	Class B Common Stock Amendment – to (i) eliminate the Class B common stock anti-dilution provisions that require adjustment to maintain the specified 20% class ownership, and (ii) provide for the right of a holder of Class B common stock to convert into Class C common stock on a one-for-one basis

FOR	AGAINST	ABSTAIN
14,276,182	2,901,689	625,100

f.	Article Sixth Amendment – to (i) eliminate the requirement to maintain $5,000,001 of net tangible book value prior to or upon consummation of a business combination, and (ii) revise paragraph I of Article Sixth of the charter to permit prior to a business combination the issuance of common stock or securities convertible into common stock or the issuance of securities which vote as a class with the common stock on any manner by eliminating the restrictions on such issuance from paragraph I.

FOR	AGAINST	ABSTAIN
15,462,932	1,714,938	625,100

Stockholders holding 15,453,391 shares of the Company’s Class A common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s IPO trust account. As a result, approximately $154,874,303.69 (approximately $10.02 per share) will be removed from the Company’s IPO trust account to pay such holders.

Following the redemption, the Company had 2,046,609 shares of Class A common stock outstanding. After funding of the redemptions and accounting for prior permitted withdrawals to pay taxes, the trust account will contain approximately $20,511,170 or $10.02 per remaining share of Class A common stock outstanding.

Item 8.01. Other Events.

On or before September 28, 2022, the Company’s Sponsor, PMV Consumer Acquisition Holding Company, LLC, will contribute to the Company for purposes of making a deposit into the Company’s IPO Trust Account of an aggregate of 200,000 shares of Class B common stock (to be converted into Class C common stock) for the benefit of the public shares that were not redeemed by the public stockholders in connection with the Meeting. Following the foregoing contribution, the Sponsor will own 4,175,000 shares of Class B common stock, which upon conversion of such shares into shares of Class A common stock would represent 67.1% of the outstanding shares of Class A common stock. The Class A, Class B and Class C common stock vote together as a class on matters other than the election of directors (for which Class B common stock has exclusive voting power). As a result, the Sponsor’s Class B common stock represents approximately 65% of the voting power associated with all classes of common stock voting on such matters. Affiliates of our executive officers and directors also own 1,620,000 shares of Class A common stock which represent 25% of such voting power.

The Sponsor also owns Private Placement Warrants exercisable for 6,150,000 shares of Class A common stock which are not currently exercisable.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Amended and Restated Certificate of Incorporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2022	PMV CONSUMER ACQUISITION CORP.

	By:	/s/ Timothy J. Foufas
	Name:	Timothy J. Foufas
	Title:	Co-President and Secretary

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